Sanchez Energy Corporation Corporate Presentation February 2012 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, derivative instruments, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, changes in oil and natural gas prices, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company's ability to access them, the proximity to and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the
Company's business and other important factors that could cause actual results to differ materially from those projected as described in the Company's reports filed with the SEC.
Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
References to quantities of oil or natural gas may include amounts that the Company believes will ultimately be produced but that are not yet classified as “proved reserves” under SEC definitions.
Forward-Looking Statements

Sanchez Energy Corporation Overview

Financial Summary
Reserves And Resource Potential
Eagle Ford Acreage And Drilling Inventory
Production
1. Management estimates based on ~120 acre spacing on the undeveloped portion of our acreage.
Eagle Ford Acres ~91,000
Eagle Ford Net Unrisked Drilling Locations
(1)
~750
Proved Reserves (MMBoe) 6.7
Oil % of Proved Reserves 84%
Undeveloped % of Proved Reserves 86%
Resource Potential (MMBoe) ~250
9 Months Ended 9/30/11 (Boe/d) 431
2011 Exit Rate (Boe/d) 1,350
2012E Exit Rate (Boe/d) 4,000 - 5,000
Market Capitalization ($MM) ~$650
Enterprise Value ($MM) ~$580
Debt / Enterprise Value 0%

High growth oil and gas producer with significant exposure to lower-risk drilling opportunities in the Eagle Ford
Shale trend of South Texas, one of the fastest growing shale plays in North America
~91,000 net acre position in oil portion of the Eagle Ford
Expect to aggressively grow undeveloped acreage position at attractive per acre valuations
Sanchez Group has a proven track record of identifying, acquiring, and executing large drilling programs ~40 years of operations
Sanchez has been in the oil and gas business since 1972, drilled or participated in over 900 wells, invested over
$1 billion in South Texas, and cultivated long-standing relationships with surface and mineral rights owners in the Eagle Ford
Access to significant technological database including 3D seismic, 2D seismic, and well logs
Near-term growth leveraged to oil and liquids projects
Large inventory of identified lower risk, higher return drilling opportunities
2012 capital budget: $136 – $154 million for drilling and completions of 16.5 net Eagle Ford wells plus facilities, leasing, and seismic
Transforms valuation proposition through conversion of resource to production, reserves, and cash flow
Majority of Eagle Ford leases have full depth rights and we believe are prospective for the Buda Limestone,
Austin Chalk, and Pearsall Shale formations, among others
~1,200 net acre position in the core of the Haynesville Shale
~82,000 net acres in northern Montana prospective for the Heath, Three Forks, and Bakken Shales
Pure Play Eagle Ford
Company
Proven Track Record
Provides Platform for
Growth
Aggressive 2012
Growth Plan
Additional Upside
Summary Highlights

Volatile oil window (Gonzales, Fayette, & Lavaca Counties)
Black oil window (Zavala, Frio, & Atascosa Counties)
–
–

Directly involved in the energy business for over 12 years
Integral in identifying prospective areas and implementing leasing and drilling programs in the Eagle
Ford and other oil producing plays
Extensive experience drilling a broad range of conventional and unconventional wells
Prior experience includes JP Morgan Investment Banking (Mergers & Acquisitions) and Zix
Corporation, a Dallas based public technology firm where he continues to serve on the Board of
Directors
MBA, Harvard University; BBA Georgetown University (dual major in Accounting and Finance, minor in Economics)
SVP and CFO of Edge Petroleum Corporation for 12 years; IPO and capital markets experience
VP Finance at W&T Offshore, a public E&P company (1996-1997)
17 years of oil & gas (commercial and investment) banking experience
MS (Economics); University of Illinois
30 years of successful experience in oil and gas exploration and development
Generated and drilled numerous prospects in the Gulf of Mexico and along the Gulf Coast Onshore
Exploration experience in the Cretaceous Carbonates along the Texas Gulf Coast
Managed successful exploration programs for over 14 years
BS Geology, Geophysics and Petroleum Engineering Minor; The University of Texas at Austin 1981
Graduate level coursework; University Texas at Dallas 1983
Managing Partner of Garcia Hamilton & Associates, L.P. since 2002
Prior experience includes Smith Graham & Company (Chief Investment Officer), Cisneros Asset
Management (President), and Salomon Brothers (mortgage-backed securities)
BA Economics; Yale University
Tony Sanchez III
Founder, Chairman & CEO
Michael G. Long
SVP & CFO
Management and Directors

Patrick Talamas
SVP of Geoscience
Gilbert Garcia
Director

Marquis Area
54,900 Net Acres
Palmetto Area
9,400 Net Acres
Maverick Area
26,400 Net Acres
Black Oil
Volatile Oil
Condensate
Dry Gas

~26,400 net acres
–
Zavala and Frio Counties, Texas –
Black oil window
2012 drilling plans
–
4.0 net operated wells:
$22 – $28 million
Sanchez Energy Corporation Overview
~91,000 net acres in the Eagle Ford
–
3 primary project areas
–
Large contiguous blocks drive
efficiencies
Drilling inventory (1)
–
~750 net unrisked Eagle Ford
locations
2012 drilling program
–
$126 – $144 million to drill 16.5
net Eagle Ford wells
Positioned to expand core Eagle
Ford acreage position
–
~40 year relationships with
mineral and surface owners should
allow for rapid acreage growth
Maverick
1. Management estimates based on ~120 acre spacing on the undeveloped portion of our acreage.
~9,400 net acres
–
Gonzales County, Texas – Volatile
oil window
2012 drilling plans
–
6.5 net wells:
$52 – $58 million
Company Overview Eagle Ford Shale Area Map
Palmetto
~54,900 net acres
–
~48,600 net in SW Fayette & NE
Lavaca Counties, Texas – Volatile
oil window
–
~6,300 net in Atascosa, Webb, and
DeWitt Counties, Texas
2012 drilling plans
–
6.0 net operated wells:
$52 – $58 million
Marquis

300
250
200
150
100
50
0
6.7
15.9
25.3
250.3
1P (1)
2P (1)
3P (1)
Total Potential (2)
Palmetto
Maverick
Marquis
Haynesville

1,500
1,200
900
600
300
0
9
167
431
1,350
FY 2009
FY 2010
9 Months Ended 9/30/11
2011E Exit Rate (3)

Undeveloped 86%
Developed 14%
Oil 84%
Gas 16%
Palmetto 98%
Maverick 1%
Haynesville 2%

Oil-Weighted Reserve & Production Growth

Reserves & Potential (MMBoe) (1) Average Daily Net Production (Boe/d)
Proved Reserves: 6.7 MMBoe (12/31/11)
1. Per Ryder Scott as of 12/31/11. 3P reserves principally include the Palmetto area.
2. Per management estimates.
3. Exit rate for last day of 2011.

Multi-Year Inventory & 2012 Drilling Program
During 2012 Sanchez anticipates spending $126 – $144 million to drill 23 gross (16.5 net) wells
Sanchez has identified a multi-year drilling inventory of ~750 total net unrisked locations in the Eagle Ford
–
Additional upside identified in the Austin Chalk and Buda Limestone formations
9 Eagle Ford wells currently producing: 7 from the Eagle Ford; 2 from dual-completions in the Austin Chalk and
Buda Limestone
1 additional vertical Eagle Ford well awaiting completion with first production expected in February 2012
Other 2012 capital spending of ~$10 million for facilities, leasing, and seismic

1.
Total identified drilling locations are calculated using ~120 acre spacing.
Net
Net Unrisked Planned
Project Area Acres Locations
(1)
Net Wells
Eagle Ford
Palmetto 9,416 75 6.5 $52 - $58
Marquis 54,868 457 6.0 52 - 58
Maverick 26,410 218 4.0 22 - 28
Total Eagle Ford 90,694 750 16.5 $126 - $144
2012E
($MM)
Drilling Budget

Eagle Ford Overview 9

10 Eagle Ford Structure Map

A
West
Maverick Area
Palmetto
Marquis
B
East
SANCHEZ
MARATHON
HILCORP
COFFMAN
Anacacho
Austin Chalk
Eagle Ford
Buda

11 Eagle Ford Cross Section

SANCHEZ
MARK & SANDRA
1
GR
AT90
DPHZ
DRILLING_RATE
TOTAL_GAS
4400
4600
4800
5000
5200
5400
5800
6000
Austin Chalk
AC B
AC C
AC D
AC E
Eagle Ford
Lower Eagle Ford
Buda
Formation Micro Imager
5746
5747
5748
5749
5750
5751
5752
5753
5754
5755
5756
Abundant Open Natural Fractures
>>Enhanced Production

Maverick Area Natural Fracturing 12

Sanchez Energy Corporation
South Texas Eagle Ford Project
GeoResources - Ramshorn
10,500 net acres
$4,000 per acre
Oct. 2010
Hilcorp-Marathon Sale
141,000 acres
$25,000 per acre
June 2011
Hilcorp-KKR JV
40,000 acres
$10,000 per acre
Denali-Marathon JV
75,000 acres
$2,800 per acre
Nov 2010
D. A. Hughes - Plains Sale
60,000 acres
$10,000 per acre
Oct 2011
Chesapeake-CNOOC JV
600,000 acres
$10,000 per acre
Oct 2010
Blackbrush-Goodrich Sale
40,000 acres
$2,000 per acre
April 2010
GeoSouthern-PetroHawk Sale
55,000 acres
$3,500 per acre average
Jan 2010
Enduring Sale to Talisman/Statoil
55,000 acres
$20,000 per acre average
Oct 2010
Pioneer-Reliance JV
90,000 acres
$12,000 per acre
June 2010
Common-Talisman Sale
38,000 acres
$8,000 per acre
May 2010
Shell-Harrison Ranch
105,000 acres
$10,000 per acre
May 2010
Lewis-BP JV
40,000 acres
$4,000 per acre
March 2010
Black Oil
Volatile Oil
Condensate
Dry Gas
December 2011

Eagle Ford Shale Overview Map (1) 13 1. Transaction information based on Management estimates.

Operational Overview 14

Eagle Ford Window Volatile Oil
Acre Spacing 120
24H IP (Boe/d) 871 - 1,388
EUR (MBoe) 450 - 750
Gross Well Cost ($MM) $7.5 - $9.5
Undiscounted Payout (Years) 0.6 - 2.3
30 Day Average Production (Boe/d)
1,250
1,000
750
500
250
0
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
1/1/2019
1/1/2020
Palmetto Base Case Production (Boe/d)

High
Base
Low
$20,000
$16,000
$12,000
$8,000
$4,000
$0
PV-10 ($M)
Payback: 4.3x
IRR: 147%
Payback: 4.9x
IRR: 229%
Payback: 5.4x
IRR: 349%
Payback: 3.6x
IRR: 74%
Payback: 4.0x
IRR: 115%
Payback: 4.4x
IRR: 168%
Payback: 2.9x
IRR: 34%
Payback: 3.2x
IRR: 52%
Payback: 3.5x
IRR: 75%
$80
$90
$100
Oil Price ($/Bbl)

Eagle Ford Shale – Palmetto Area
~9,400 net acres in Gonzales County
–
50% / 50% area of mutual interest with Marathon
–
~50% W.I.
–
~75 net identified unrisked locations / ~27
MMBoe of unrisked potential
(1)
–
Exploring down spacing from 120 to 80 acres,
which will increase net identified unrisked
locations to 115 from 75
2012 drilling program
–
$52 – $58 million committed to Palmetto
–
6.5 net wells planned in Palmetto

Palmetto Area Overview
Sensitivity Case Assumptions
(2)
Average Type Curve / Development Economics (2)
Undiscounted Payback and IRR (2)
1. Management estimates.
2. Sensitivity cases, type curves, undiscounted paybacks, and IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information.
3. At $90 oil.
High Base Low
Gross Well Cost ($MM) $8.5 $8.5 $8.5
24H IP (Boe/d) 1,388 1,125 871
Initial Decline (% / Year) 75% 75% 75%
B-Factor 1.0 1.0 1.0
EUR (MBoe) 750 600 450
PV-10 ($MM)
(3)
$14.0 $9.6 $5.3

Eagle Ford Window | Volatile Oil
Acre Spacing | 120
24H IP (Boe/d) | 800 - 1,200
EUR (Mboe) | 350 - 550
Gross Well Cost ($MM) | $6.5 - $8.5
Undiscounted Payout (Years) | 0.8 - 3.6
30 Day Average Production (Boe/d)
1,000
800
600
400
200
0
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
1/1/2019
1/1/2020
Marquis Base Case Production (Boe/d)

High
Base
Low
$12,500
$10,000
$7,500
$5,000
$2,500
$0
PV10 ($M)
Payback: 4.0x
IRR: 72%
Payback: 4.5x
IRR:109%
Payback: 4.9x
IRR:140%
Payback: 3.4x
IRR: 44%
Payback: 3.8x
IRR: 65%
Payback: 4.2x
IRR:93%
Payback: 2.8x
IRR:21%
Payback: 3.1x
IRR:32%
Payback: 3.4x
IRR:46%
$80
$90
$100
Oil Price($/Bbl)

Eagle Ford Shale – Marquis Area
~54,900 net acres
–
~48,600 net acres in Southwest Fayette & Northeast
Lavaca Counties
–
~6,300 net acres in Atascosa, Webb, and DeWitt
Counties
–
100% W.I. / 100% Operated
–
~457 net identified unrisked locations / ~154 MMBoe
of unrisked potential
(1)
2012 drilling program
–
$52 - $58 million committed to Marquis
–
6.0 net wells planned in Marquis Area
Marquis Area Overview
Sensitivity Case Assumptions
(2)
Average Type Curve / Development Economics (2)
Undiscounted Payback and IRR (2)
1. Management estimates.
2. Sensitivity cases, type curves, undiscounted paybacks, and IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information.
3. Reflects well costs under a continuous development program; initial test wells may have higher costs.
4. At $90 oil.
High Base Low
Gross Well Cost ($MM)
(3)
$7.5 $7.5 $7.5
24H IP (Boe/d) 1,200 1,000 800
Initial Decline (% / Year) 83% 83% 83%
B-Factor 1.3 1.3 1.3
EUR (MBoe) 550 450 350
PV-10 ($MM)
(4)
$9.0 $6.4 $3.3

Enervest
GeoResources
Sanchez Energy
Salud Unit
Well 1H and 2H
Spud 8/15/2012
Sanchez Energy
Prost Unit
Well 1H and 2H
Spud 3/1/2012
Magnum Hunter
Penn Virginia
8000
9000
10000
11000
12000
13000

GEOI	
Well Name	30 Day Avg IP BOEPD
First 3 Wells	408

MHR	
Well Name	24 Hour IP BOEPD
Oryx Hunter 1H	2,044
Kudu Hunter 1H	1,590
Snipe Hunter 1H	2,033

PVA	
Well Name	24 Hour IP BOEPD
Hawn Holt 9 H	1,877
Munson Ranch 1 H	1,921
Munson Ranch 6 H	1,808

Marquis Area Activity 17

500
400
300
200
100
0
30 Day Average Production (Bbl/d)
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
1/1/2019
1/1/2020
Maverick Base Case Production (Bbl/d)

Eagle Ford Window	Black Oil
Acre Spacing	120
24H IP (Bbl/d)	400 - 600
EUR (Mboe)	250 - 450
Gross Well Cost ($MM)	$5.5 - $6.5
Undiscounted Payout (Years)	0.8 - 4.1

High
Base
Low
$12,500
$10,000
$7,500
$5,000
$2,500
$0
NPV10 ($M)
Payback: 4.6x
IRR: 84%
Payback: 5.1x
IRR:120%
Payback: 5.6x
IRR:147%
Payback: 3.7x
IRR: 46%
Payback: 4.1x
IRR: 65%
Payback: 4.5x
IRR:88%
Payback: 2.9x
IRR:18%
Payback: 3.1x
IRR: 27%
Payback: 3.4x
IRR:37%
$80
$90
$100
Oil Price ($/Bbl)

Eagle Ford Shale – Maverick Area

Maverick Area Overview
~26,400 net acres in Zavala and Frio
Counties
–
~80% W.I. / 100% operated
–
~218 net identified unrisked locations / ~58
MMBoe of unrisked potential
(1)
2012 drilling program
–
$22 - $28 million committed to Maverick
–
4.0 net wells planned in Maverick Area
Sensitivity Case Assumptions
(2)
Average Type Curve / Development Economics (2)
Undiscounted Payback and IRR (2)
1. Management estimates.
2. Sensitivity cases, type curves, undiscounted paybacks, and IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information.
3. At $90 oil.
High Base Low
Gross Well Cost ($MM) $6.0 $6.0 $6.0
24H IP (Bbl/d) 600 500 400
Initial Decline (% / Year) 72% 74% 77%
B-Factor 1.3 1.3 1.3
EUR (MBoe) 450 350 250
PV-10 ($MM)
(1)
$9.1 $5.8 $2.3

Chesapeake
39 Permits so far
7 new drill permits in the last 60 Days
3 Rigs Running
BRC Operating
Sanchez Energy
Hausser Lease
6,100 Acres
Pearsall Arch

Maverick Area Activity 19

[redacted]	▪ ▪ ▪
[redacted]	▪ ▪ ▪
[redacted]	▪ ▪ ▪ ▪
[redacted]	▪ ▪ ▪

High growth oil and gas producer with significant exposure to lower-risk drilling opportunities in the Eagle Ford
Shale trend of South Texas, one of the fastest growing shale plays in North America
~91,000 net acre position in oil portion of the Eagle Ford
Expect to aggressively grow undeveloped acreage position at attractive per acre valuations
Sanchez Group has a proven track record of identifying, acquiring, and executing large drilling programs ~40 years of operations
Sanchez has been in the oil and gas business since 1972, drilled or participated in over 900 wells, invested over
$1 billion in South Texas, and cultivated long-standing relationships with surface and mineral rights owners in the Eagle Ford
Access to significant technological database including 3D seismic, 2D seismic, and well logs
Near-term growth leveraged to oil and liquids projects
Large inventory of identified lower risk, higher return drilling opportunities
2012 capital budget: $136 – $154 million for drilling and completions of 16.5 net Eagle Ford wells plus facilities, leasing, and seismic
Transforms valuation proposition through conversion of resource to production, reserves, and cash flow
Majority of Eagle Ford leases have full depth rights and we believe are prospective for the Buda Limestone,
Austin Chalk, and Pearsall Shale formations, among others
~1,200 net acre position in the core of the Haynesville Shale
~82,000 net acres in northern Montana prospective for the Heath, Three Forks, and Bakken Shales
Pure Play Eagle Ford
Company
Proven Track Record
Provides Platform for
Growth
Aggressive 2012
Growth Plan
Additional Upside
Summary Highlights

Volatile oil window (Gonzales, Fayette, & Lavaca Counties)
Black oil window (Zavala, Frio, & Atascosa Counties)
–
–

Appendix 21

Haynesville Shale and Northern Montana
~1,200 net acres primarily in Natchitoches Parish
–
22% - 25% non-operated W.I.
–
14 net identified unrisked locations
Operated by Chesapeake
2012 drilling program
–
Do not plan on spending additional capital in the near-term

Haynesville Area Overview
Heath, Three Forks, and Bakken – Northern Montana Area Overview
82,000 net acres in Lewis & Clark, Meagher, and Cascade Counties, Montana
Prospective for the Heath, Three Forks, and Bakken Shales
Five year lease terms with option to extend an additional five years for $10 per acre
2012 drilling program
–
Do not plan on spending additional capital in this area as we will allow industry activity to de-risk the play